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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

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                                   FORM 8-K

                                CURRENT REPORT



    Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934.


Date of Report:                September 13, 2000
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                       (Date of earliest event reported)



                              GLOBAL SPORTS, INC.
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            (Exact name of registrant as specified in its charter)

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
Delaware                                         0-16611                            04-2958132
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(State or other jurisdiction              (Commission File Number)        (I.R.S. Employer Identification
of incorporation or organization)                                         Number)
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1075 First Avenue, King of Prussia, PA                              19406
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(Address of principal executive offices)                          (Zip Code)

                                (610) 265-3229
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             (Registrant's telephone number, including area code)



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         (Former name or former address, if changed since last report)


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Item 5. Other Events

     On September 13, 2000, Global Sports, Inc., a Delaware corporation (the "Company"), and Interactive Technology Holdings, LLC, a Delaware limited liability company ("ITH"), entered into a Stock and Warrant Purchase Agreement (the "Purchase Agreement") and related agreements for the sale of (i) 5,000,000 shares of the Company's common stock, par value $.01 per share ("Common Stock") at a purchase price of $8.15 per share, (ii) warrants to purchase 2,500,000 shares of Common Stock at an exercise price of $10.00 per share, and (iii) warrants to purchase 2,000,000 shares of Common Stock at an exercise price of $8.15 per share, all for an aggregate purchase price of $41,312,500 (the warrants in clauses (ii) and (iii) being collectively referred to as the "Warrants"). Upon completion of the contemplated transactions, ITH will own approximately twenty-six percent (26%) of the Company's Common Stock on a fully diluted basis. The Company intends to use the proceeds from the sale of Common Stock and Warrants to ITH for general corporate purposes.

     The transactions contemplated pursuant to the Purchase Agreement are to be consummated through two separate closings. The initial closing (the "First Closing") took place on September 13, 2000 at which time ITH acquired 1,800,000 shares of Common Stock and Warrants to purchase 1,620,000 of Common Stock. The Company anticipates that a second closing (the "Second Closing") will take place on the later to occur of (i) the first business day following the date on which the last to be fulfilled or waived of the conditions to the Second Closing set forth in the Purchase Agreement takes place, or (ii) such other date as is mutually agreed to by the Company and ITH. At the Second Closing, ITH will acquire an additional 3,200,000 shares of Common Stock and Warrants to purchase an additional 2,880,000 shares of Common Stock. The completion of the Second Closing is subject to the expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, and certain other limited conditions.

     The Purchase Agreement provides, among other things, that on and after the First Closing, ITH will have the right, (i) (A) so long as ITH and/or any person under which it is controlled, controlled by or under common control with (collectively, the "Purchaser Group") collectively owns or has the right to acquire 50% of more of the Common Stock (including shares of Common Stock issuable upon exercise of the Warrants, the "Warrant Shares") held immediately after consummation of the First Closing and Second Closing, as appropriate, to designate two (2) members of the Company's Board of Directors, (B) so long as the Purchaser Group collectively owns or has the right to acquire 10% of more of the Common Stock (including Warrant Shares) held immediately after consummation of the First Closing and Second Closing, as appropriate, to designate one (1) member of the Company's Board of Directors; and (ii) so long as the Purchaser Group collectively owns or has the right to acquire 35% of more of the Common Stock (including Warrant Shares) held immediately after consummation of the First Closing and Second Closing, as appropriate, to designate one (1) member of each committee of the Company's Board of Directors. In the Purchase Agreement, the Company has also granted ITH certain preemptive rights.

     The Company, ITH, SOFTBANK Capital Partners LP, SOFTBANK Capital Advisors Fund LP (together with SOFTBANK Capital Partners LP, "SOFTBANK") and TMCT Ventures, L.P.

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("TMCT") also entered into a Second Amended and Registration Rights Agreement, dated as of September 13, 2000, under which the Company has granted each of ITH, SOFTBANK and TMCT certain "demand" and "piggy-back" registration rights with respect to the shares of Common Stock held by such entity.

     In connection with the Purchase Agreement, Michael G. Rubin, Chairman and Chief Executive Officer of the Company, and ITH entered into a Voting Agreement, dated as of September 13, 2000, whereby (i) Mr. Rubin agreed, among other things, that he will vote all of his shares of Common Stock in favor of election to the Company's Board of Directors of the directors which ITH is entitled to designate upon consummation of the First and Second Closings, and (ii) ITH agreed, among other things, that ITH would vote all of its shares of Common Stock in favor of election to the Company's Board of Directors of certain Continuing Directors (as such term is defined in such Voting Agreement).

     Additionally, in connection with the consummation of the transactions contemplated pursuant to the Purchase Agreement, ITH and SOFTBANK entered into a Voting Agreement, dated as of September 13, 2000, whereby (i) ITH agreed, among other things, that ITH would vote all of its shares of Common Stock in favor of election to the Company's Board of Directors of the directors to which SOFTBANK is entitled to designate from time to time, and (ii) SOFTBANK agreed, among other things, that SOFTBANK would vote all of its shares of Common Stock in favor of election to the Company's Board of Directors of the directors to which ITH is entitled to designate from time to time.

     On June 13, 2000, the Company issued a press release relating to the transactions described above. A copy of the press release is attached as Exhibit
99.4 and is incorporated herein by reference. Copies of the definitive agreements are attached as Exhibits 2.1 and 99.1 through 99.3, and are incorporated herein by reference.

     This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and
Section 21E of the Securities Exchange Act of 1934, as amended. The forward-looking statements contained herein involve risks and uncertainties, including those relating to the possible inability to complete the Second Closing of the transaction involving the Company and ITH, as scheduled, if at all. Actual results and developments may differ materially from those described or incorporated by reference in this Report. For more information about the Company and risks arising when investing in the Company, investors are directed to the Company's most recent report on Form 10-K as filed with the Securities and Exchange Commission.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

  (c)  Exhibits

       Exhibit 2.1 Stock and Warrant Purchase Agreement, dated as of September 13, 2000, by and between Global Sports, Inc. and Interactive Technology Holdings, LLC.

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       Exhibit 99.1  Voting Agreement, dated as of September 13, 2000, by and between Interactive Technology Holdings, LLC and Michael G. Rubin.

       Exhibit 99.2 Voting Agreement, dated as of September 13, 2000, by and between Interactive Technology Holdings, LLC, SOFTBANK Capital Partners LP and SOFTBANK Capital Advisors Fund LP.

       Exhibit 99.3 Second Amended and Restated Registration Rights Agreement, dated as of September 13, 2000, by and between Global Sports, Inc., Interactive Technology Holdings, LLC, SOFTBANK Capital Partners LP, SOFTBANK Capital Advisors Fund LP and TMCT Ventures, L.P.

       Exhibit 99.4 Press Release dated September 13, 2000, relating to the transactions described herein.


                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             GLOBAL SPORTS, INC.


                                             By: /s/ Michael G. Rubin
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                                                 Name: Michael G. Rubin
                                                 Office: Chairman and
                                                         Chief Executive Officer


Dated: September 20, 2000

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